Note: Executed in substantially the same form between Carbon Resources, Inc. a Delaware Corporation (the "Borrower") by Frederick Murrell, President, and Covol Technologies, Inc. (the "Secured Party")

                                                                  Execution Copy

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (this "Agreement"), dated as of April 21, 1998, by and between C.C. Pace Capital, L.L.C., a Delaware limited liability company (the "Borrower") and Covol Technologies, Inc. (the "Secured Party").

                             W I T N E S S E T H :

         WHEREAS, each of Borrower and Carbon Resources, Inc. ("Carbon Resources") is a member of Pace Carbon Fuels, L.L.C., a Delaware limited liability company which is the general partner (the "General Partner") of Pace Carbon Synfuels Investors, L.P., a Delaware limited partnership (the "Partnership"); and

         WHEREAS, the Partnership operates pursuant to the terms of an Amended and Restated Agreement of Limited Partnership dated as of February 5, 1998 (the "Partnership Agreement"); and

         WHEREAS, the Secured Party has agreed, by a loan agreement dated April 21, 1998 between the Secured Party and the Borrower (the "Loan Agreement"), to lend funds to the Borrower, such loan being evidenced by a promissory note made pursuant to the Loan Agreement (the "Note"); and

         WHEREAS, to secure amounts due under the Note, the Borrower has agreed to create and maintain in favor of the Secured Party a first priority security interest in certain contingent distributions from the General Partner of the Partnership to the Borrower as set forth herein; and

         WHEREAS, on terms identical to those set forth in the Loan Agreement, the Secured Party has agreed to lend funds to Carbon Resources, which also is executing on even date herewith a security agreement in favor of the Secured Party on terms identical to those set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Secured Party, intending to be legally bound, do hereby agree as follows:

     1. Grant of Security Interest. The obligation to pay any amounts due under the Note, including interest as set forth therein, owing from the Borrower to the Secured Party is hereinafter referred to as the "Obligation."

     As security for payment of the Obligation, the Borrower hereby assigns, grants, and sets over to the Secured Party, and agrees that the Secured Party shall have a first priority security interest in, the following collateral (the "Collateral"): all of the Borrower's right, title and interest to and in any and all amounts, if any, distributed to the Borrower by the General Partner in respect of amounts released to the General Partner from the GP's Special Reserve (as defined in Section 5.12(a) of the Partnership Agreement) as provided for in
Section 5.12(d) of the Partnership Agreement, and any and all proceeds thereof.

     2.        Execution of Financing and  Other Statements;  Power of Attorney.
The Borrower, at the time of execution of this Agreement, will execute and deliver to the Secured Party a Form UCC-1 showing the Borrower as debtor and the Secured Party as the secured party and the security interest in the Collateral described above and, at any time and from time to time, upon request of the Secured Party, the Borrower will give, execute, file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that the Secured Party may reasonably consider necessary or advisable to create, preserve, continue, perfect or validate the security interest granted hereunder or which the Secured Party may reasonably consider necessary or advisable to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Secured Party is authorized to file with respect to the Collateral one or more financing statements, continuation statements or other documents without the signature of the Borrower and to name therein the Borrower as debtor and the Secured Party as secured party or to correct or complete, or cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been signed by the Borrower; provided, however, that upon final discharge of the Obligation by the Borrower, the Secured Party shall promptly file such termination statements and other documents as are necessary to evidence the termination of the security interest granted hereunder.

     3.        Rights and Remedies.


                  (a) All payments received by the Borrower in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Secured Party by deposit to the account specified by the Secured Party for payments due under the Loan Agreement.

                  (b) If any Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, then the Borrower shall remain liable to the Secured Party and any permitted transferee or pledgee of this Agreement, but only to the extent that the Obligation may be satisfied or discharged by the Collateral, and the Secured Party may avail itself of all rights and remedies granted hereunder or available to a secured party under the Uniform Commercial Code as in force in the Commonwealth of Virginia and in any event including, without limiting the generality of the foregoing, the right to sell, assign and deliver the Collateral or any part thereof at public or private sale wherever the Secured Party may determine in good faith and at such prices as the Secured Party may deem best. At any such sale, the Secured Party shall have the right to purchase the Collateral, or any part thereof. The Borrower consents to private sales so made even though such sales may be at prices and upon other terms less favorable than if the Collateral were sold at public sale. The Borrower agrees that the Secured Party shall have no obligation to delay sale of the Collateral for the period of time necessary to permit the offering and sale of the Collateral to be registered for public sale under the Securities Act of 1933, as amended, and applicable state or local securities or blue sky laws. The Borrower agrees that private sales made under the foregoing circumstances will be deemed to have been made in a commercially reasonable manner. The parties agree that written notice mailed to the Borrower ten (10) business days prior to the date upon which a private sale or any other disposition of the Collateral will be made shall constitute reasonable notice (all other notices, demands, or advertisement of any kind being hereby expressly waived), but that notice given in any other reasonable manner or at any other reasonable time shall be sufficient. The Borrower shall be liable for reasonable attorneys' fees and legal and other expenses incurred by the Secured Party in enforcing any of its rights or remedies hereunder, and without limiting the rights of the Secured Party, the proceeds of such a disposition of the Collateral may be applied in the Secured Party's discretion to payment of such reasonable attorneys' fees and legal and other expenses. The Borrower waives the right to trial by jury in any action or proceeding instituted against the Borrower in respect of the Obligations or the enforcement of any rights granted to the Secured Party hereunder. In addition, the Borrower hereby acknowledges that the remedies provided herein in favor of the Secured Party shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in favor of the Secured Party now or hereafter existing by statute, at law or in equity.

     4. Consent to Jurisdiction. The Borrower and Secured Party agree that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement shall be litigated only in courts located in the Commonwealth of Virginia, and the Borrower (i) consents and submits to the personal jurisdiction of any state or federal court located within said state solely for the purpose of any such action or proceeding relating to this Agreement, (ii) waives any right to transfer or change the venue of litigation brought against the Borrower in any such action or proceeding and (iii) agrees to service of process by mail, to the extent permitted by law.

     5. Assignability. The Secured Party acknowledges that the security interest granted hereby may not be pledged, transferred, or assigned by the Secured Party without first obtaining the written consent of the Borrower, other than to a permitted assignee of the Secured Party's rights and obligations under the Loan Agreement. Any attempted pledge, transfer, or assignment in violation of the preceding sentence shall be void and without effect.

     6. Notices. Any notice, demand or other communication which any party hereto may elect or be required to give to anyone interested hereunder shall be sufficiently given if (i) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to the address for that person then in effect under the Loan Agreement, or (ii) delivered personally at such address.

     7. Severability. Each provision of this Agreement is intended to be severable from each other provision, and the validity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

     8. Applicable Law. This Security Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to any conflicts of law principles or cases.

     9. Limited Recourse. Recourse for the repayment of the Obligation and Borrower's obligations under this Agreement shall be limited to the Collateral, and the Borrower shall have no personal liability therefor.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                                  C.C. PACE CAPITAL, L.L.C.
                                                  as Borrower

                                                  /s/ James R. Teptow
                                                  ------------------------
                                                  Name: James R. Teptow
                                                  Title:   President



                                                  COVOL TECHNOLOGIES, INC.
                                                  as Secured Party


                                                  /s/ Alan D. Ayers
                                                  ---------------------------
                                                  Name:    Alan D. Ayers
                                                  Title:   V.P. Administration